UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2021

Nuvation Bio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39351	85-0862255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Broadway, Suite 1401 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (332) 208-6102

Panacea Acquisition Corp. 357 Tehama Street, Floor 3, San Francisco, CA 94103

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	NUVB	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NUVB.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On February 10, 2021 (the “Closing Date”), Nuvation Bio Inc. (“Legacy Nuvation Bio”), Panacea Acquisition Corp. (“Panacea”) and Panacea Merger Subsidiary Corp, a wholly owned subsidiary of Panacea (“Merger Sub”), consummated the transactions contemplated by the Agreement and Plan of Merger among them, dated October 20, 2020 (the “Merger Agreement”), following their approval at a special meeting of the stockholders of Panacea held on February 9, 2021 (the “Special Meeting”). Pursuant to the terms of the Merger Agreement, a business combination of Panacea and Legacy Nuvation Bio was effected through the merger of Merger Sub with and into Legacy Nuvation Bio, with Legacy Nuvation Bio surviving as a wholly owned subsidiary of Panacea (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). On the Closing Date, Legacy Nuvation Bio changed its name to Nuvation Bio Operating Company Inc. and Panacea changed its name from Panacea Acquisition Corp. to Nuvation Bio Inc. (the “Company”).

In connection with Special Meeting and the Business Combination, holders of 3,350 shares of Panacea Class A common stock, par value $.0001 per share (“Panacea Class A Common Stock”), or approximately 0.02% of the shares with redemption rights, exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of $33,502.

At the effective time of the Merger (the “Effective Time”), each share of Legacy Nuvation Bio Class A common stock, par value $0.0001 per share (“Legacy Nuvation Bio Class A Common Stock”), and each share of Legacy Nuvation Bio Series A preferred stock, par value $0.0001 per share (“Legacy Nuvation Bio Preferred Stock”), was converted into and exchanged for approximately 0.196 shares (the “Exchange Ratio”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”). Additionally, each share of Legacy Nuvation Bio Class B common stock, par value $0.0001 (“Legacy Nuvation Bio Class B Common Stock” and together with Legacy Nuvation Bio Class A Common Stock, the “Legacy Nuvation Bio Common Stock”) (all of which were owned by David Hung, M.D., the founder, President and Chief Executive Officer of Legacy Nuvation Bio) was canceled and converted into and exchanged for approximately 0.196 shares of the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Company Common Stock”). Company Common Stock vote together as a single class on all matters, except that (i) the holders of Class B Common Stock have the right, voting as a separate class, to elect and remove without cause three directors plus at least 50% of any directors in excess of seven, and (ii) the approval of the holders of a majority of Class B Common Stock, voting as a separate class, is required for approval by the stockholders of any acquisition (whether by merger, sale of shares or sale of assets) or liquidation of the Company. Each share of Class B Common Stock will automatically convert into one share of Class A Common Stock upon transfer to a non-authorized holder. In addition, Class B Common Stock is subject to a “sunset” provision under which all outstanding shares of Class B Common Stock will automatically convert into an equal number of shares of Class A Common Stock if Dr. Hung’s ownership of shares of Company Common Stock falls below an aggregate of 43,188,000 shares or if Dr. Hung dies, becomes disabled or ceases to be Chief Executive Officer of the Company, unless he is terminated from such position by the Company without cause. No fractional shares of Company Common Stock were issued upon the exchange of Legacy Nuvation Bio Common Stock or Legacy Nuvation Bio Preferred Stock. Any stockholder’s fractional shares were rounded down to the nearest whole share of Company Common Stock, and no cash settlements were made with respect to fractional shares eliminated by such rounding.

At the Effective Time, any shares of Legacy Nuvation Bio Common Stock and Legacy Nuvation Bio Preferred Stock held in the treasury of Legacy Nuvation Bio were canceled without any conversion thereof and no payment or distribution was made with respect thereto.

At the Effective Time, each share of the Merger Sub’s common stock issued and outstanding immediately prior to the Effective Time was converted into and exchanged for one validly issued, fully paid and nonassessable share of Legacy Nuvation Bio Class A Common Stock.

Immediately following the Effective Time, Dr. Hung voluntarily converted all but 1,000,000 shares of his Class B Common Stock into an equal number of shares of Class A Common Stock.

Each option to purchase Legacy Nuvation Bio Class A Common Stock that was outstanding immediately prior to the Effective Time, whether vested or unvested, was converted into an option to purchase a number of shares of Class A Common Stock (such option, an “Exchanged Option”) equal to the product (rounded down to the nearest whole number) of (a) the number of shares of Legacy Nuvation Bio Class A Common Stock subject to such Legacy Nuvation Bio option immediately prior to the Effective Time and (b) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (i) the exercise price per share of such Legacy Nuvation Bio option immediately prior to the Effective Time, divided by (ii) the Exchange Ratio. Except as specifically provided in the Merger Agreement, following the Effective Time, each Exchanged Option will continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Legacy Nuvation Bio option immediately prior to the Effective Time.

Descriptions of the Business Combination and the Merger Agreement are included in the definitive proxy statement/prospectus, dated January 20, 2021 (the “Proxy Statement/Prospectus”), filed by the Company with the Securities and Exchange Commission (the “SEC”) in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 103 of the Proxy Statement/Prospectus. The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

On the Closing Date, a number of purchasers (each, a “Subscriber”) purchased from the Company an aggregate of 47,655,000 shares of Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of approximately $476.6 million, pursuant to separate subscription agreements (each, a “Subscription Agreement”) entered into concurrently with the Merger Agreement, effective as of October 20, 2020. Pursuant to the Subscription Agreements, the Company gave certain registration rights to the Subscribers with respect to the PIPE Shares.

Additionally, on the Closing Date, certain purchasers purchased 2,500,000 shares of Class A Common Stock and 833,333 forward purchase warrants (the “Forward Purchase Securities”) in a private placement at a price of $10.00 per share for an aggregate purchase price of $25.0 million (the “Forward Purchase”) pursuant to the terms of the forward purchase agreement (the “Forward Purchase Agreement”) that Panacea entered into in connection with Panacea’s initial public offering. The sales of the PIPE Shares and the Forward Purchase Securities were consummated concurrently with the closing of the Business Combination (the “Closing”).

Descriptions of the Subscription Agreements and the Forward Purchase Agreement are included in the Proxy Statement/Prospectus in the sections titled “The Merger Agreement—Related Agreements—PIPE Subscription Agreements” and “Certain Relationships and Related Party Transactions—Forward Purchase Agreement” beginning on page 261 and page 272, respectively, of the Proxy Statement/Prospectus. The foregoing descriptions of the Subscription Agreements and the Forward Purchase Agreement are summaries only and are qualified in their entirety by the full text of the Form of Subscription Agreement and the Form of Forward Purchase Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Lock-Up Agreements

In connection with the Business Combination, the Company, certain stockholders of Panacea and certain stockholders of Legacy Nuvation Bio entered into lock-up agreements (each, a “Lock-Up Agreement”). The terms of the Lock-Up Agreement are described in the Proxy Statement/Prospectus in the section titled “The Merger Agreement—Related Agreements—Lock-Up Agreements” beginning on page 259 of the Proxy Statement/Prospectus. Holders of Company Common Stock representing approximately 71% of the total outstanding shares of Common Stock as of the Closing are subject to a Lock-Up Agreement.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.19 and incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On the Closing Date, certain persons and entities receiving shares of Common Stock pursuant to the Merger Agreement and certain persons and entities holding securities of Panacea prior to the Closing entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”). The terms of the Registration Rights Agreement are described in the Proxy Statement/Prospectus in the section titled “The Merger Agreement—Related Agreements—Registration Rights” beginning on page 261 of the Proxy Statement/Prospectus. Following the Closing, holders of approximately 118 million shares of Common Stock (including up to 833,333 shares issuable upon the exercise of warrants to purchase Common Stock) will be entitled to certain registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.14 and incorporated herein by reference.

Item 2.01	Completion of Acquisition of Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference.

As of the Closing Date and following the completion of the Business Combination, the Company had the following outstanding securities:

•	216,650,055 shares of Class A Common Stock;

•	1,000,000 shares of Class B Common Stock;

•	5,787,500 warrants, each exercisable for one share of Class A Common Stock at a price of $11.50 per share (the “Warrants”); and

•	9,571,976 shares of Class A Common Stock issuable upon exercise of Exchanged Options with a weighted average exercise price of $4.41 per share.

FORM 10 INFORMATION

Item 2.01(f) of this Current Report on Form 8-K states that if the predecessor registrant was a shell company, as Panacea was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to Panacea, is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the Company’s ability to recognize the anticipated benefits from the Business Combination;

•	the costs related to the Business Combination;

•	the Company’s plans to develop and commercialize its product candidates;

•	the initiation, timing, progress and results of the Company’s current and future preclinical studies and clinical trials, as well as its research and development programs;

•	the Company’s expectations regarding the impact of the ongoing COVID-19 pandemic on its business, industry and the economy;

•	the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing;

•	the Company’s ability to successfully acquire or in-license additional product candidates on reasonable terms;

•	the Company’s ability to maintain and establish collaborations or obtain additional funding;

•	the Company’s ability to obtain regulatory approval of its current and future product candidates;

•	the Company’s expectations regarding the potential market size and the rate and degree of market acceptance of such product candidates;

•	the Company’s continued reliance on third parties to conduct clinical trials of its product candidates, and for the manufacture of its product candidates for preclinical studies and clinical trials;

•	the Company’s ability to fund our working capital requirements and expectations regarding the sufficiency of its capital resources;

•	the implementation of the Company’s business model and strategic plans for our business and product candidates;

•	the Company’s intellectual property position and the duration of its patent rights;

•	developments or disputes concerning the Company’s intellectual property or other proprietary rights;

•	the Company’s expectations regarding government and third-party payor coverage and reimbursement;

•	the Company’s ability to compete in the markets it serves;

•	the impact of government laws and regulations and liabilities thereunder;

•	the Company’s need to hire additional personnel and our ability to attract and retain such personnel;

•	the Company’s ability to raise additional funding in the future; and

•	the anticipated use of the Company’s cash and cash equivalents.

Business and Properties

The business and properties of Panacea and Legacy Nuvation Bio prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections titled “Information About Panacea” and “Information About Nuvation Bio” beginning on pages 132 and 152, respectively, of the Proxy Statement/Prospectus, and such descriptions are incorporated herein by reference.

The Company’s investor relations website is located at https://investors.nuvationbio.com/investors/default.aspx. The Company uses its investor relations website to post important information for investors, including news releases, analyst presentations, and supplemental financial information, and as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s investor relations website, in addition to following press releases, SEC filings and public conference calls and webcasts. The Company also makes available, free of charge, on its investor relations website under “SEC Filings,” its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports as soon as reasonably practicable after electronically filing or furnishing those reports to the SEC.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 34 of the Proxy Statement/Prospectus, and such description is incorporated herein by reference.

Selected Historical Financial Information

The selected historical consolidated and financial information and other data for the nine months ended September 30, 2020 and 2019 and the year ended December 31, 2019 and the period from March 20, 2018 (inception) to December 31, 2018 for Legacy Nuvation Bio are included in the section titled “Selected Historical Financial Information of Nuvation Bio” beginning on page 204 of the Proxy Statement/Prospectus and are incorporated herein by reference.

Unaudited Consolidated Financial Statements

The unaudited consolidated financial statements as of and for the nine months ended September 30, 2020 and 2019 of Legacy Nuvation Bio have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement/Prospectus beginning on page F-19 of the Proxy Statement/Prospectus, and such financial statements are incorporated herein by reference.

These unaudited consolidated financial statements should be read in conjunction with the historical audited financial statements of Legacy Nuvation Bio as of and for the year ended December 31, 2019 and the period from March 20, 2018 (inception) to December 31, 2018 and the related notes included in the Proxy Statement/Prospectus beginning on page F-2 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019 is included in the Proxy Statement/Prospectus in the section titled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 87 of the Proxy Statement/Prospectus and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Nuvation Bio is included in the Proxy Statement/Prospectus in the section titled “Nuvation Bio Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 205 of the Proxy Statement/Prospectus and is incorporated herein by reference.

Directors and Executive Officers

Information, including biographical information, with respect to the Company’s directors and executive officers after the Closing is included in the Proxy Statement/Prospectus in the section titled “Management of New Nuvation Bio After the Merger” beginning on page 216 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Executive Compensation

Information with respect to the historical compensation of the Company’s executive officers after the Closing is included in the Proxy Statement/Prospectus in the section titled “Nuvation Bio’s Executive Compensation” beginning on page 198 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The description of the compensation of Jennifer Fox, the Company’s Chief Financial Officer, is qualified in its entirety by the full text of her employment offer letter, a copy of which is attached hereto as Exhibit 10.17 and incorporated herein by reference.

Non-Employee Director Compensation

Information with respect to the historical compensation of the non-employee members of the Company’s board of directors (the “Board”) after the Closing is included in the Proxy Statement/Prospectus in the section titled “Management of New Nuvation Bio After the Merger—Non-Employee Director Compensation” beginning on page 223 of the Proxy Statement/Prospectus, which is incorporated herein by reference

Committees of the Board

Effective as of as of the Effective Time, the standing committees of the Board consist of an audit committee, a compensation committee and a nominating and corporate governance committee (collectively, the “Board Committees”). Each of the Board Committees reports to the Board. Additionally, information with respect to the Board Committees is included in the Proxy Statement/Prospectus in the section titled “Management of New Nuvation Bio After the Merger—Board Committees” beginning on page 221 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Company Common Stock as of the Closing Date, by:

•	each person known by the Company to be the beneficial owner of more than 5% of any class of Company Common Stock;

•	each of the Company’s named executive officers and directors; and

•	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them. The beneficial ownership percentages set forth in the table below are based upon approximately 216,650,055 shares of Class A Common Stock and 1,000,000 shares of Class B Common Stock issued and outstanding as of the Closing Date and do not take into account the issuance of any shares of Common Stock upon the exercise of Warrants to purchase up to approximately 5,787,500 shares of Class A Common Stock that remain outstanding but which are not exercisable until the date that is twelve (12) months from the date of the Panacea initial public offering.

Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock		Percentage of Class A Common Stock Outstanding	Number of Shares of Class B Common Stock	Percentage of Class B Common Stock Outstanding
5% or Greater Stockholders:
David Hung, M.D.	59,645,012	(2)	27.4	1,000,000	100
Entities affiliated with FMR LLC(3)	32,283,985	(4)	14.9	—	—
Omega Fund V, L.P.(5)	28,212,376		13.0	—	—
EcoR1 Panacea Holdings, LLC(6)	13,247,017	(7)	6.1	—	—
Named Executive Officers and Directors:
David Hung, M.D.	59,645,012	(2)	27.4	1,000,000	100
Jennifer Fox	—			—	—
Sergey Yurasov	149,600	(8)	*	—	—
Gary Hattersley	174,534	(9)	*	—	—
Thomas Templeman	174,534	(10)	*	—	—
Stacy Markel	95,554	(11)	*	—	—
Robert B. Bazemore Jr.	37,739	(12)	*	—	—
Kim Blickenstaff	80,744	(13)	*	—	—
Michelle Doig(5)	28,212,376	(14)	13.0	—	—
Kathryn E. Falberg	24,933	(15)	*	—	—
Oleg Nodelman(6)	13,247,017	(7)	6.1	—	—
W. Anthony Vernon	392,663	(16)	*	—	—
Daniel G. Welch	62,898	(17)	*	—	—
All current directors and executive officers as a group (13 persons)	102,297,604		47.0	1,000,000	100

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Nuvation Bio Inc., 1500 Broadway, Suite 1401, New York, NY 10036.

(2)	Interests shown include 1,000,000 shares of Class A common stock issuable upon conversion of Class B Common Stock.
(3)

These accounts are managed by direct or indirect subsidiaries of FMR LLC. Abigail P. Johnson is a director, the chairman, the chief executive officer and the president of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders of FMR LLC have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act of 1940 (the “Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The principal business address for each person and entity named in this footnote is 245 Summer Street, Boston, MA 02110.

(4)

Interests shown include (i) 1,102,137 shares of Class A Common Stock owned of record by Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund, (ii) 4,681,845 shares of Class A Common Stock owned of record by Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund, (iii) 4,008,665 shares of Class A Common Stock owned of record by Fidelity Growth Company Commingled Pool, (iv) 10,588,266 shares of Class A Common Stock owned of record by Fidelity Contrafund: Fidelity Contrafund, (v) 2,593,012 shares of Class A Common Stock owned of record by Fidelity Contrafund Commingled Pool, (vi) 942,518 shares of Class A Common Stock owned of record by Fidelity Contrafund: Fidelity Contrafund K6, (vii) 1,408,991 shares of Class A Common Stock owned of record by Fidelity Select Portfolios: Biotechnology Portfolio, (viii) 119,094 shares of Class A Common Stock owned of record by Fidelity Hastings Street Trust: Fidelity Growth Discovery Fund, (ix) 186,501 shares of Class A Common Stock owned of record by Fidelity Advisor Series I: Fidelity Advisor Equity Growth Fund, (x) 56,254 shares of Class A Common Stock owned of record by Fidelity Advisor Series I: Fidelity Advisor Series Equity Growth Fund, (xi) 326,843 shares of Class A Common Stock owned of record by Variable Insurance Products Fund: Growth Portfolio, (xii) 78,128 shares of Class A Common Stock owned of record by Variable Insurance Products Fund III: Growth Opportunities Portfolio, (xiii) 243,417 shares of Class A Common Stock owned of record by Variable Insurance Products Fund III: Growth Opportunities Portfolio, (xiv) 360,498 shares of Class A Common Stock owned of record by Fidelity Advisor Series I: Fidelity Advisor Growth Opportunities Fund, (xv) 1,599,372 shares of Class Common Stock owned of record by Fidelity Advisor Series I: Fidelity Advisor Growth Opportunities Fund, (xvi) 102,770 shares of Class A Common Stock owned of record by Fidelity Advisor Series I: Fidelity Advisor Series Growth Opportunities Fund, (xvii) 2,712,871 shares of Class A Common Stock owned of record by Fidelity Securities Fund: Fidelity Blue Chip Growth Fund, (xviii) 94,047 shares of Class A Common Stock owned of record by Fidelity Blue Chip Growth Commingled Pool, (xix) 3,442 shares of Class A Common Stock owned of record by Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund, (xx) 249,129 shares of Class A Common Stock owned of record by Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund, (xxi) 10,761 shares of Class A Common Stock owned of record by Fidelity Blue Chip Growth Institutional Trust, (xxii) 268,094 shares of Class A Common Stock owned of record by FIAM Target Date Blue Chip Growth Commingled Pool, (xxiii) 14,132 shares of Class A Common Stock owned of record by Fidelity U.S. Growth Opportunities Investment Trust, (xxiv) 77,785 shares of Class A Common Stock owned of record by Fidelity NorthStar Fund, (xxv) 142,573 shares of Class A Common Stock owned of record by Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund and (xxvi) 312,840 shares of Class A Common Stock owned of record by Fidelity Mt. Vernon Street Trust: Fidelity Growth Company K6 Fund.

(5)

Omega Fund V GP, L.P. (“Omega V GP LP”) is the general partner of Omega Fund V, L.P. (“Omega V”). Omega Fund V GP Manager, Ltd. (“Omega V GP Ltd”) is the general partner of Omega V GP LP. Otello Stampacchia, Claudio Nessi and Anne-Mari Paster are directors of Omega V GP Ltd and have shared voting and investment power over the shares held by Omega V. Otello Stampacchia, Claudio Nessi and Anne-Mari Paster each disclaim beneficial ownership of the shares held by Omega V, except to the extent of his or her pecuniary interest therein. The address of Omega V, Omega V GP LP, Omega V GP Ltd and the above-mentioned persons is 888 Boylston Street, Suite 1111, Boston MA 02199.

(6)

Other than as described in note 7 to this table, EcoR1 Panacea Holdings, LLC, a Delaware limited liability company (the “Sponsor”) is a record holder of shares reported herein. EcoR1 Capital Fund, L.P., EcoR1 Capital Fund Qualified, L.P. and EcoR1 Venture Opportunity Fund, L.P. are the Members of the Sponsor. EcoR1 Capital, LLC is the general partner of EcoR1 Capital Fund, L.P. and EcoR1 Capital Fund Qualified, L.P., and the investment adviser to EcoR1 Venture Opportunity Fund, L.P. Biotech Opportunity GP, LLC is the general partner of EcoR1 Venture Opportunity Fund, L.P. Oleg Nodelman is the control person of EcoR1 Capital, LLC and Biotech Opportunity GP, LLC. As such, Mr. Nodelman may be deemed to have beneficial ownership of the common stock held directly by the Sponsor and the various funds. Each of the Sponsor’s independent directors is, directly or indirectly, a non-managing member of the Sponsor.

(7)

Interests shown include (i) 6,584,246 shares of Class A Common Stock owned of record by EcoR1 Capital Fund Qualified, L.P., (ii) 1,297,144 shares of Class A Common Stock owned of record by EcoR1 Capital Fund, L.P., (iii) 2,200,627 shares of Class A Common Stock owned of record by EcoR1 Venture Opportunity Fund, LP and (iv) 3,165,000 shares of Class A Common Stock owned of record by EcoR1 Panacea Holdings, LLC. Interests shown do not include warrants.

(8)	Consists of 149,600 shares of Class A Common Stock issuable upon the exercise of options within 60 days of February 10, 2021.

(9)	Consists of 174,534 shares of Class A Common Stock issuable upon the exercise of options within 60 days of February 10, 2021.

(10)	Consists of 174,534 shares of Class A Common Stock issuable upon the exercise of options within 60 days of February 10, 2021.

(11)	Consists of 95,554 shares of Class A Common Stock issuable upon the exercise of options within 60 days of February 10, 2021.

(12)	Consists of 37,739 shares of Class A Common Stock issuable upon the exercise of options within 60 days of February 10, 2021.

(13)	Consists of 80,744 shares of Class A Common Stock issuable upon the exercise of options within 60 days of February 10, 2021.

(14)

Consists of 28,212,376 shares of Class A Common Stock held directly by Omega V. Ms. Doig is a partner of Omega V and may be deemed to have shared voting, investment and dispositive power with respect to the shares held by Omega V. Ms. Doig disclaims beneficial ownership of these shares except to the extent of her pecuniary interest, if any, therein.

(15)	Consists of 24,933 shares of Class A Common Stock issuable upon the exercise of options within 60 days of February 10, 2021.

(16)	Includes 88,563 shares of Class A Common Stock issuable upon the exercise of options within 60 days of February 10, 2021.

(17)	Consists of 62,898 shares of Class A Common Stock issuable upon the exercise of options within 60 days of February 10, 2021.

Certain Relationships and Related Business Combination

Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the sections titled “Certain Relationships and Related Party Transactions—Panacea” and “Certain Panacea Relationships and Related Party Transactions—Nuvation Bio” beginning on pages 271 and 275, respectively, of the Proxy Statement/Prospectus and such descriptions are incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement/Prospectus in the section titled “Information About Nuvation Bio—Legal Proceedings” on page 197 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Panacea Class A Common Stock and warrants were historically quoted on the New York Stock Exchange (“NYSE”) under the symbols “PANA” and “PANA.WS,” respectively. On January 11, 2021, the Class A Common Stock and warrants outstanding after completion of the Business Combination began trading on the NYSE under the new trading symbols “NUVB” and “NUVB.WS,” respectively.

In connection with the Closing, each Panacea unit was separated into its components, which consist of one share of Class A Common Stock and one third of one Warrant, and such units no longer exist.

As of the Closing Date and following the completion of the Business Combination, the Company had 216,650,055 shares of the Class A Common Stock issued and outstanding held of record by 141 holders, and 4,787,500 Warrants outstanding held of record by 3 holders.

Dividends

The Company has not paid dividends on the Company Common Stock to date. The payment of cash dividends in the future will be within the discretion of the Board and will depend on, among other things, results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant. It is the present intention of the Board to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of the Company’s Securities

Class A Common Stock

A description of the Class A Common Stock is included in the Proxy Statement/Prospectus in the section titled “Description of New Nuvation Bio Capital Stock—Common Stock” beginning on page 267 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Class B Common Stock

A description of the Class B Common Stock is included in the Proxy Statement/Prospectus in the section titled “Description of New Nuvation Bio Capital Stock—Common Stock” beginning on page 267 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Preferred Stock

A description of the Company’s Preferred Stock is included in the Proxy Statement/Prospectus in the section titled “Description of New Nuvation Bio Capital Stock—Preferred Stock” beginning on page 268 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide such directors and executive officers with contractual rights to indemnification and expense advancement.

The foregoing summary is qualified in its entirety by reference to the text of the form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.14 and incorporated herein by reference .

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the Company’s consolidated financial statements and supplementary data.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Current Report on Form 8-K relating to the changes in certifying accountant.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On the Closing Date, all of Panacea’s outstanding units separated into their component parts of one share of Class A Common Stock and one-third of one warrant to purchase one share of Class A Common Stock at a price of $11.50 per share, and Panacea’s units ceased trading on NYSE.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in the “Introductory Note” above is incorporated herein by reference.

The securities issued in connection with the Subscription Agreements or the Forward Purchase Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

At the Special Meeting, the Panacea stockholders considered and approved, among other things, Proposal No. 2–The Charter Proposals (the “Charter Proposals”), which is described in greater detail in the Proxy Statement/Prospectus beginning on page 109 of the Proxy Statement/Prospectus.

The Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on February 10, 2021, includes the amendments proposed by the Charter Proposals.

A copy of the Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the section titled “Description of New Nuvation Bio Capital Stock” beginning on page 267 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On February 10, 2021, the audit committee of the Board approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. KPMG served as the independent registered public accounting firm of Legacy Nuvation Bio prior to the Business Combination. Accordingly, WithumSmith+Brown, PC (“Withum”), Panacea’s independent registered public accounting firm prior to the Business Combination, was informed on February 12, 2021 that it would be replaced by KPMG as the Company’s independent registered public accounting firm following (i) completion of the Company’s audit of the year ended December 31, 2020, which consists only of the accounts of the pre-Business Combination special purpose acquisition company, Panacea, and (ii) the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Withum’s report of independent registered public accounting firm dated May 7, 2020 on the Panacea balance sheet as of May 7, 2020, the related statements of operations, changes in stockholders’ equity and cash flows for the period from April 24, 2020 (Panacea’s inception) through May 7, 2020 and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from April 24, 2020 (Panacea’s inception) through May 7, 2020 and the subsequent interim period through February 12, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference thereto in its reports on Panacea’s financial statements for such periods. During the period from April 24, 2020 (Panacea’s inception) through May 7, 2020 and the subsequent interim period through February 12, 2021, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Withum with a copy of the disclosures made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act of 1934, as amended (the “Exchange Act”) and requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and, if not, stating the respects in which it does not agree. A letter from Withum is attached hereto as Exhibit 23.1.

Item 5.01	Changes in Control of Registrant.

The information set forth in the section titled “Introductory Note” and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Merger Agreement, a change in control of Panacea has occurred, and the stockholders of Panacea as of immediately prior to the Closing held approximately 8.5% of the outstanding shares of Company Common Stock immediately following the Closing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

2021 Equity Incentive Plan

At the Special Meeting, the Panacea stockholders considered and approved the 2021 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan was previously approved, subject to stockholder approval, by Panacea’s board of directors on January 17, 2021. The Equity Incentive Plan became effective immediately upon the Closing.

A summary of the terms of the Equity Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 4—The Incentive Plan Proposal” beginning on page 118 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.3.

2021 Employee Stock Purchase Plan

At the Special Meeting, the Panacea stockholders considered and approved the 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP was previously approved, subject to stockholder approval, by Panacea’s board of directors on January 17, 2021. The ESPP became effective immediately upon the Closing.

A summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 5—The ESPP Proposal” beginning on page 126 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.6.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 10, 2021, the Board approved and adopted the Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective as of the Effective Time.

A copy of the Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

The general effect of the Bylaws upon the rights of holders of the Company’s capital stock is included in the Proxy Statement/Prospectus under the section titled “Description of New Nuvation Bio Capital Stock” beginning on page 267 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on February 10, 2021, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company. A copy of the Code of Business Conduct and Ethics can be found in the Investors section of the Company’s website at www.nuvationbio.com.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 103 of the Proxy Statement/Prospectus, and such disclosure is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Legacy Nuvation Bio as of and for the year ended December 31, 2019 and the period from March 20, 2018 (inception) to December 31, 2018 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-2 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Legacy Nuvation Bio as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-19 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The audited consolidated financial statements of Panacea as of May 7, 2020 and for the period from April 24, 2020 (Panacea’s inception) to May 7, 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-37 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Panacea as of September 30, 2020 and for the period from April 24, 2020 (Panacea’s inception) to September 30, 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-66 of the Proxy Statement/Prospectus and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019 is included in the Proxy Statement/Prospectus in the section titled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 87 of the Proxy Statement/Prospectus and is incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

2.1+	Agreement and Plan of Merger, dated October 20, 2020	S-4/A	333-250036	2.1	January 8, 2021

3.1*	Amended and Restated Certificate of Incorporation

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

3.2*	Amended and Restated Bylaws

4.1	Specimen Class A Common Stock Certificate	S-4/A	333-250036	4.4	January 8, 2021

4.2	Specimen Warrant Certificate	S-1/A	333-239138	4.3	June 23, 2020

4.3	Warrant Agreement, dated June 30, 2020, between Continental Stock Transfer & Trust Company and the Registrant	S-1/A	333-239138	4.4	June 23, 2020

10.1	Form of PIPE Subscription Agreements	8-K	001-39351	10.1	October 21, 2020

10.2	Forward Purchase Agreement, dated June 30, 2020, between Registrant, EcoR1 Panacea Holdings, LLC, EcoR1 Capital Fund, L.P., EcoR1 Capital Fund Qualified, L.P. and EcoR1 Venture Opportunity Fund, L.P.	8-K	000-39315	10.7	July 6, 2020

10.3#*	2021 Equity Incentive Plan

10.4#*	Forms of Option Grant Notice and Option Agreement under the 2021 Equity Incentive Plan

10.5#*	Forms of RSU Award Grant Notice and Agreement under the 2021 Equity Incentive Plan

10.6#*	2021 Employee Stock Purchase Plan

10.7#	2019 Equity Incentive Plan, as amended, of Legacy Nuvation Bio	S-4	333-250036	10.13	November 12, 2020

10.8#	Forms of Option Grant Notice and Option Agreement under the 2019 Equity Incentive Plan, as amended, of Legacy Nuvation Bio	S-4	333-250036	10.14	November 12, 2020

10.9#	Form of Indemnification Agreement	S-4/A	333-250036	10.8	January 8, 2021

10.10#	Offer Letter, dated October 6, 2020, by and between Registrant and Jennifer Fox	S-4/A	333-250036	10.11	December 18, 2020

10.11#	Change In Control and Severance Plan	S-4/A	333-250036	10.12	January 8, 2021

10.12*	Amended and Restated Registration Rights Agreement, dated February 10, 2021, by and among the Registrant, the EcoR1 Panacea Holdings, LLC, Cowen Investments and certain other stockholders of the Registrant party thereto

10.13	Letter Agreement, dated June 30, 2020, by and among the Registrant, EcoR1 Panacea Holdings, LLC, Cowen Investments, and the Registrant’s officers and directors	8-K	001-39351	10.1	July 6, 2020

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

10.14†	Collaboration Agreement by and among Legacy Nuvation Bio, RePharmation Limited and Sparcbio LLC, dated as of January 21, 2019	S-4/A	333-250036	10.10	December 18, 2020

10.15	Agreement of Lease by and between Zapco 1500 Investment, L.P. and Legacy Nuvation Bio, dated June 30, 2019	S-4/A	333-250036	10.17	December 18, 2020

10.16	Standard Industrial/Commercial Multi-Tenant Lease-Gross by and between 585 Howard Street Partners and the Legacy Nuvation Bio, dated June 7, 2019, as amended	S-4	333-250036	10.19	November 12, 2020

10.17†	Asset Acquisition Agreement by and between RePharmation Inc., GIRAFPHARMA LLC and David Hung, dated January 21, 2019	S-4/A	333-250036	10.19	December 18, 2020

10.18	Stock Restriction Agreement by and between the Legacy Nuvation Bio and David Hung, dated June 17, 2019	S-4	333-250036	10.21	November 12, 2020

10.19	Form of Lock-Up Agreement	8-K	001-39351	10.6	October 21, 2020

14.1*	Code of Business Conduct and Ethics

16.1*	Letter from Withum

21.1*	List of Subsidiaries

*	Filed herewith.
+	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.
#	Indicates a management contract or compensatory plan, contract or arrangement.
†	Portions of this exhibit, as marked by asterisks, have been omitted in accordance with Regulation S-K Item 601.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVATION BIO INC.
Dated: February 12, 2021
	By:	/s/ Jennifer Fox
	Name:	Jennifer Fox
	Title:	Chief Financial Officer